UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, CA 95066
(Address of principal executive offices and Zip Code)
(831) 438-8200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.
On November 19, 2008, the court granted VirnetX’s motion to amend its infringement contentions, permitting VirnetX to provide increased specificity and citations to Microsoft’s proprietary documents and source code to support VirnetX’s infringement case against Microsoft’s accused products, including, among other things, Windows XP, Vista, Server 2003, Server 2008, Live Communication Server, Office Communication Server and Office Communicator.
Microsoft was ordered to provide further information regarding its non-infringement contentions and invalidity contentions in light of the amended infringement contentions. Microsoft was also ordered to provide additional e-mail discovery to VirnetX. Microsoft was not required to search disaster recovery tapes for additional information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2008	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
	Name:	Kendall Larsen
	Title:	Chief Executive Officer